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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Amendment No. 1 to the registration statement on Form S-4 (File No. 333-64731), of our report dated February 20, 1998, on our audit of the consolidated financial statements of NuTone Inc. and Subsidiary. We also consent to the reference to our Firm under the caption "Experts".




/s/  PRICEWATERHOUSECOOPERS LLP


Cincinnati, Ohio

December 18, 1998